UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2024

CONX Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-39677	85-2728630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5701 S. Santa Fe Dr.

Littleton, CO 80120
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 472-1542

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None (1)

(1) The Company's Class A common stock and public warrants are traded over-the-counter under the symbol "CNXX" and "CNXXW," respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 2, 2024, RED Tech US, LLC (“Buyer”), a wholly-owned subsidiary of CONX Corp. (the “Company”), entered into a definitive Stock Purchase Agreement (the “Investors Purchase Agreement”) among (i) Red Technologies SAS, a société par actions simplifiée organized under the laws of France (“Red Technologies”), and (ii) FPCI CAPDECISF III, Damari, Mr. Bruno Rambaud, Mrs. Joelle Toledano and Mr. Luc Davit. Furthermore, on December 2, 2024, Buyer and the Company entered into a definitive Stock Purchase Agreement (the “Founders Purchase Agreement” and together with the Investors Purchase Agreement, the “Purchase Agreements”) among (i) Red Technologies and (ii) Michael Abitbol and Pierre Jean Muller. On December 5, 2024, Buyer acquired 68% of the equity ownership of Red Technologies pursuant to the Purchase Agreements.

The Company filed a Current Report on Form 8-K in connection with the Purchase Agreements on December 6, 2025 (the “Original Report”). This Current Report on Form 8-K/A amends the Original Report to include (i) the historical financial information required by Item 9.01(a) prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board and (ii) the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired

The audited financial statements of Red Technologies and the notes related thereto for each of the years ended December 31, 2023 and December 31, 2022, are filed as Exhibit 99.1 and 99.2, respectively, and incorporated by reference herein. The unaudited condensed financial statements of Red Technologies and the notes related thereto for the nine months ended September 30, 2024 are filed as Exhibit 99.3 and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of the Company giving effect to the Purchase Agreements as of and for the year ended December 31, 2023 and the nine months ended September 30, 2024, and the related notes thereto, are filed as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description
99.1	Red Technologies audited financial statements for the year ended December 31, 2023.
99.2	Red Technologies audited financial statements for the year ended December 31, 2022.
99.3	Red Technologies unaudited condensed financial statements for the nine months ended September 30, 2024.
99.4	CONX Corp. unaudited pro forma condensed combined financial statements for the nine months ended September 30, 2024 and the year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONX Corp.

Date: November 28, 2025	By:	/s/ Kyle Jason Kiser
	Name:	Kyle Jason Kiser
	Title:	Chief Executive Officer